Related Parties	6 Months Ended
Jun. 30, 2022
Related Parties [Abstract]
Related Parties

Note 11 — Related Parties

During the six months ended June 30, 2022, no advances were received or repaid from/to the individual shareholder. Due to director in an amount of approximately $155,000 and $161,000 was included in the condensed consolidated balance sheets as of June 30, 2022 and December 31, 2021, respectively.

As of June 30, 2022 and December 31, 2021, LML recorded payable to DAWA for research and development expenses in the amount of approximately $323,000 and $119,000, respectively. The amount was included in the line item “accrued expenses and other payables” in the condensed consolidated balance sheets.